UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 27, 2020

NOCERA, INC.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-55993	16-1626611
(Commission File Number)	(IRS Employer Identification No.)

2030 POWERS FERRY ROAD SE, SUITE #212

ATLANTA, GA 30339

(Address of principal executive offices and zip code)

404-816-8240

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

4.01. Changes in Registrant’s Certifying Accountants

On May 27, 2020, we dismissed our principal independent accountant Marcum Bernstein & Pinchuk, LLP, hereafter referred as “MBP” from its engagement with the Company, which dismissal was effective immediately. The decision to dismiss MBP as the Company’s principal independent accountant was approved by the Board of Directors of the Company on May 27, 2020.

There were no disagreements between the Company and MBP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, from the time of MBP’s engagement up to the date of dismissal which disagreements that, if not resolved to MBP’s satisfaction, would have caused MBP to make reference to the subject matter of the disagreement in connection with its report issued in connection with the audit of the Company’s financial statements. None of the reportable events described under Item 304(a)(1)(v)(A)-(D) of Regulation S-K occurred within the two fiscal years of the Company ended December 31, 2019 and 2018 and subsequently up to the date of dismissal, and except for the material weaknesses in the Company’s internal control over financial reporting (the “Material Weaknesses”) as disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 14, 2020. The Audit Committee and Board of Directors of the Company discussed the Material Weaknesses with MBP. The audit report of MBP on the financial statements of the Company as of December 31, 2019 did not contain any adverse opinion or disclaimer of opinion, and such audit report was not qualified or modified as to uncertainty, audit scope or accounting principles. A letter from MBP addressed to the Securities and Exchange Commission stating that it concurs with the statements made by the Company with respect to MBP in this Current Report on Form 8-K. A copy of such letter is furnished hereto as Exhibit 16.1 with the filing of this Current Report on Form 8-K.

The Company has engaged Centurion ZD CPA & Co. (“CZD”) as the auditor to serve as its independent auditor. The decision to engage CZD as the Company’s principal independent accountant was approved by the Board of Directors of the Company on May 27, 2020. During the fiscal year of the Company ended December 31, 2019 and through the date of CZD’s engagement, the Company did not consult CZD regarding either: (ⅰ) the application of accounting principles to a specified transaction (either completed or proposed), or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a “disagreement” or “reportable event” within the meaning set forth in Regulation S-K, Item 304 (a)(1)(iv) or (a)(1)(v).

Item 9.01 Exhibits

Exhibit	Description

16.1	Letter From Marcum Bernstein & Pinchuk, LLP dated June 1, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nocera, Inc.

By: /s/ Erik S. Nelson

____________________

Erik S. Nelson

Title: Corporate Secretary

Date: June 1, 2020

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